SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          June 13, 2011

ONSTREAM MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

1291 SW 29 Avenue, Pompano Beach, Florida 33069
(Address of executive offices and Zip Code)

(954)917-6655
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

On June 13, 2011 we held our 2011 Annual Meeting of Shareholders, at which time all matters submitted to a vote of our shareholders as described in the proxy statement we filed with the SEC on May 2, 2011 were approved. At the 2011 Annual Meeting, 7,347,227 shares were present, all by valid proxy and which represented the required quorum, and our shareholders took the following actions:

Election of Directors - Our shareholders elected Randy S. Selman, Alan M. Saperstein, Clifford Friedland, Charles C. Johnston, Carl Silva, Leon Nowalsky and Robert D. (‘RD”) Whitney to serve as directors until the next annual meeting of shareholders or until their successors are elected and qualified. The number of votes cast for each of these individuals is as set forth below:

	Shares For	Shares Against	Shares Abstaining

Randy S. Selman	2,363,758	6,370	202,027
Alan M. Saperstein	2,363,607	6,521	202,027
Clifford Friedland	2,357,791	12,337	202,027
Charles C. Johnston	2,368,345	1,783	202,027
Carl Silva	2,367,574	2,554	202,027
Leon Nowalsky	2,360,606	9,522	202,027
Robert D. (“RD”) Whitney	2,367,323	2,805	202,027

4,775,072 of the shares that were present were not eligible to vote with respect to the election of directors (i.e., broker non-votes) and thus are not reflected in the above table.

Ratification of Independent Accountants - Our shareholders ratified the appointment of Mayer Hoffman McCann P.C. as our independent accountants. The vote totals were 6,793,672 shares for, 472,026 shares against and 81,529 shares abstaining.

To Approve the LPC Facility and the Issuance by Onstream to Lincoln Park Capital Fund, LLC (“LPC”) Of Greater Than 20% of Onstream’s Common Stock Outstanding Immediately Prior to the Entry Into The LPC Facility - Our shareholders approved the LPC Facility, which allows Onstream the option to sell, in addition to the shares previously sold under the LPC Facility, an additional 2.5 million common shares to LPC as we deem necessary and appropriate, but we have no obligation to issue the additional shares. The vote totals were 6,395,201 shares for, 936,596 shares against and 15,430 shares abstaining.

Increase Number of Shares in 2007 Equity Incentive Plan - Our shareholders approved an increase in the number of common shares authorized for issuance under our 2007 Equity Incentive Plan from 2 million to 4.5 million. The vote totals were 1,877,018 shares for, 691,702 shares against and 3,435 shares abstaining. 4,775,072 of the shares that were present were not eligible to vote with respect to this item (i.e., broker non-votes) and thus are not reflected in the preceding totals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

	By:	/s/ Robert E. Tomlinson
June 14, 2011		Robert E. Tomlinson, CFO